Death Benefit Option 1




Development of Policy Value

-----------------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                                             $ 13,825.99

 (B)  Plus Premium Paid in Year 5                                                                                4,000.00

 (C)  Minus Premium Load                                                                                           223.45
      [(2.75% * $2,772.50 + 0.75% * ($4,000 - $2,772.50)) + (1.25% + 2.20%) * $4,000]1
                                                                                                         -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                                        $ 17,602.54
      [ A + B - C ]

 (E)  Minus COI Charges                                                                                             51.30
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 10.33 [ A * ((1+0.009)^(1/12)-1) ]

 (H)  Plus Investment Return 3 73.38 [ ( D - E - F - G ) * ((1+0.0514)^(1/12)-1)
      ]
                                                                                                         -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                                              $ 17,604.29
      [ D - E - F - G + H ]



--------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% equals the Net Investment Return of 5.14%






Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 17,604.29

 (K)  Less Surrender Charge 3,370.01 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 14,234.28
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium * Target Premium Factor                                         $ 5,545.00

 (2)  Contingent Deferred Sales Load                                                     0.4725

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Contingent Deferred Sales Charge                                               $ 2,620.01

 (6)  Contingent Deferred Administrative Charge                                          750.00

 (7)  Surrender Charge                                                               $ 3,370.01





Development of Death Benefit

------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 17,604.29

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 39,081.52
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 250,000.00
      [ Maximum of O and P ]






Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                 Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month         COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value      Charge      Charge     Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 13,825.99      $ 4,000.00      $ 223.45      $ 17,602.54      $51.30      $10.00     $10.33      $ 17,604.29
    2            17,604.29               -             -        17,604.29       51.30       10.00      13.15        17,603.21
    3            17,603.21               -             -        17,603.21       51.30       10.00      13.15        17,602.13
    4            17,602.13               -             -        17,602.13       51.30       10.00      13.15        17,601.04
    5            17,601.04               -             -        17,601.04       51.30       10.00      13.15        17,599.95
    6            17,599.95               -             -        17,599.95       51.30       10.00      13.15        17,598.86
    7            17,598.86               -             -        17,598.86       51.30       10.00      13.15        17,597.76
    8            17,597.76               -             -        17,597.76       51.30       10.00      13.15        17,596.66
    9            17,596.66               -             -        17,596.66       51.30       10.00      13.14        17,595.56
   10            17,595.56               -             -        17,595.56       51.30       10.00      13.14        17,594.46
   11            17,594.46               -             -        17,594.46       51.30       10.00      13.14        17,593.35
   12            17,593.35               -             -        17,593.35       51.30       10.00      13.14        17,592.24


----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                   Face           Death      Surrender      Surrender
  Month          Amount         Benefit         Charge          Value
----------------------------------------------------------------------
    1          $250,000       $ 250,000      $3,370.01     $14,234.28
    2           250,000         250,000       3,370.01      14,233.20
    3           250,000         250,000       3,370.01      14,232.12
    4           250,000         250,000       3,370.01      14,231.03
    5           250,000         250,000       3,370.01      14,229.94
    6           250,000         250,000       3,370.01      14,228.85
    7           250,000         250,000       3,370.01      14,227.75
    8           250,000         250,000       3,370.01      14,226.65
    9           250,000         250,000       3,370.01      14,225.55
   10           250,000         250,000       3,370.01      14,224.45
   11           250,000         250,000       3,370.01      14,223.34
   12           250,000         250,000       3,370.01      14,222.23





Death Benefit Option 2




Development of Policy Value

-------------------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                                                             $ 13,736.87

 (B)  Plus Premium Paid in Year 5                                                                                4,000.00

 (C)  Minus Premium Load                                                                                           223.45
      [(2.75% * $2,772.50 + 0.75% * ($4,000 - $2,772.50)) + (1.25% + 2.20%) * $4,000]1
                                                                                                         -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                                                        $ 17,513.42
      [ A + B - C ]

 (E)  Minus COI Charges                                                                                             55.19
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 10.26 [ A * ((1+0.009)^(1/12)-1) ]

 (H)  Plus Investment Return 3 72.99 [ ( D - E - F - G ) * ((1+0.0514)^(1/12)-1)
      ]
                                                                                                         -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                                              $ 17,510.96
      [ D - E - F - G + H ]


--------------------------------------------------------------------------------

1 (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.86% equals the Net Investment Return of 5.14%






Development of Surrender Value

------------------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 17,510.96

 (K)  Less Surrender Charge 3,370.01 (see calculation below)
                                                                               -----------------

 (L)  Surrender Value at the End of Year 5, Month 1                                 $ 14,140.95
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium * Target Premium Factor                                         $ 5,545.00

 (2)  Contingent Deferred Sales Load                                                     0.4725

 (3)  Face Amount                                                                    250,000.00

 (4)  Surrender Charge Percentage                                                          100%
                                                                               -----------------

 (5)  Contingent Deferred Sales Charge                                               $ 2,620.01

 (6)  Contingent Deferred Administrative Charge                                          750.00

 (7)  Surrender Charge                                                               $ 3,370.01





Development of Death Benefit

------------------------------------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                                    $ 17,510.96

 (N) Applicable Percentage 2.22
                                                                               -----------------

 (O)  Minimum Death Benefit                                                         $ 38,874.33
      [ M * N ]

 (P)  Death Benefit 267,510.96
                                                                               -----------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                  $ 267,510.96
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                      Beginning                Monthly      Asset           End of
               Prior Month         Premium       Premium         of Month        COI       Admin      Based            Month
  Month       Policy Value            Paid          Load     Policy Value     Charge      Charge     Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1          $ 13,736.87      $ 4,000.00      $ 223.45      $ 17,513.42     $55.19      $10.00     $10.26      $ 17,510.96
    2            17,510.96               -             -        17,510.96      55.19       10.00      13.08        17,505.66
    3            17,505.66               -             -        17,505.66      55.19       10.00      13.08        17,500.33
    4            17,500.33               -             -        17,500.33      55.19       10.00      13.07        17,494.99
    5            17,494.99               -             -        17,494.99      55.19       10.00      13.07        17,489.63
    6            17,489.63               -             -        17,489.63      55.19       10.00      13.06        17,484.26
    7            17,484.26               -             -        17,484.26      55.19       10.00      13.06        17,478.86
    8            17,478.86               -             -        17,478.86      55.19       10.00      13.06        17,473.44
    9            17,473.44               -             -        17,473.44      55.19       10.00      13.05        17,468.01
   10            17,468.01               -             -        17,468.01      55.19       10.00      13.05        17,462.56
   11            17,462.56               -             -        17,462.56      55.19       10.00      13.04        17,457.09
   12            17,457.09               -             -        17,457.09      55.19       10.00      13.04        17,451.60

----------------------------------------------------------------------

                                 End of                        End of
                                  Month                         Month
                    Face          Death      Surrender      Surrender
  Month           Amount        Benefit         Charge          Value
----------------------------------------------------------------------
    1           $250,000      $ 267,511      $3,370.01     $14,140.95
    2            250,000        267,506       3,370.01      14,135.65
    3            250,000        267,500       3,370.01      14,130.32
    4            250,000        267,495       3,370.01      14,124.98
    5            250,000        267,490       3,370.01      14,119.62
    6            250,000        267,484       3,370.01      14,114.25
    7            250,000        267,479       3,370.01      14,108.85
    8            250,000        267,473       3,370.01      14,103.43
    9            250,000        267,468       3,370.01      14,098.00
   10            250,000        267,463       3,370.01      14,092.55
   11            250,000        267,457       3,370.01      14,087.08
   12            250,000        267,452       3,370.01      14,081.59